UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): October 10, 2007

GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8

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       (Exact name of Registrant as specified in its Charter)

                      P-7: 0-20265        P-7: 73-1367186
   Oklahoma           P-8: 0-20264        P-8: 73-1378683
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(State or other       (Commission       (I.R.S. Employer
 jurisdiction of       File Number)      Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On October 10, 2007, the Geodyne Institutional/Pension Energy Income Limited Partnership P-7 and Geodyne Institutional/Pension Energy Income Limited Partnership P-8 (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties from the Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $925,000 and $445,000, respectively, to the P-7 and P-8 Partnerships. Total net proceeds, including sales to the affiliate, for the auction are as described below:


                                       Reserves
       Number                           Sold as        Reserve
         of    Location    Number     of 12/31/06       Value
        Wells     of        of       Oil      Gas       Sold        Net
P/ship  Sold  Properties Purchasers (Bbls)   (Mcf)    12/31/06    Proceeds
------ ------ ---------- ---------- ------  -------  ----------  ----------

  P-7     8   Oklahoma       2       5,918  625,608  $1,194,922  $1,196,000


  P-8     9   Oklahoma       3       3,010  301,305     585,072     588,000



The transactions are subject to standard auction closing conditions.

     The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

     This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before October 31, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                        LIMITED PARTNERSHIP P-7
                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                        LIMITED PARTNERSHIP P-8

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                         //s// Dennis R. Neill
                                         -----------------------------
                                         Dennis R. Neill
                                         President

DATE: October 16, 2007